                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into GTE Corporation's previously filed Registration Statement on Form S-8 (File No. 33-20178).








                                                ARTHUR ANDERSEN LLP

Dallas, Texas
June 25, 1999